UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Consent Revocation Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On November 11, 2020, TESSCO Technologies Incorporated issued the press release set forth below and also posted to its website the following revised investor presentation.

1

TESSCO Special Committee Responds to Recent Comments by Robert B. Barnhill, Jr.

HUNT VALLEY, Md. — November 11, 2020 – TESSCO Technologies Incorporated (NASDAQ: TESS), a leading value-added distributor and solutions provider for the wireless industry, today issued the following statement on behalf of the Special Committee of the Board of Directors in response to recent comments made by Robert B. Barnhill, Jr.:

Mr. Barnhill’s complaint in his most recent press release is another in a long line of manufactured issues.

On October 20, 2020, TESSCO’s Board unanimously approved an agreement that would result in its exit from the Retail Business. The agreement was executed on October 28, 2020 and TESSCO made the agreement public the following week, months in advance of any requirement to do so.

Mr. Barnhill, who supported and voted in favor of the transaction, is disingenuous when he claims the agreement discourages board change. The agreement merely provides that if TESSCO experiences a change of control and then purposefully breaches the agreement or frustrates the closing of the deal, TESSCO must return the buyer’s $1 million purchase price deposit, reimburse the buyer’s expenses (up to $500,000) and pay a specific amount of damages ($500,000). That is not a “proxy put” as Mr. Barnhill claims – it is a liquidated damages clause that any reasonable buyer would insist upon to ensure that any new board will perform the Company’s obligations under the agreement.

It should surprise no one that Mr. Barnhill’s consent solicitation has unnerved some of TESSCO’s stakeholders and counterparties. In ways large and small – including with respect to the exit of the Retail Business – Mr. Barnhill’s campaign has slowed and interfered with TESSCO’s transformation.

The existing Board intends to perform its obligations under the agreement. Given that Mr. Barnhill supported the transaction and voted in favor of the agreement, we expect he and his nominees would proceed to close if they are elected. Accordingly, there is no reason to believe that this liquidated damages provision will ever be triggered.

Mr. Barnhill’s most recent complaint, like so many of his others, is an attempt to deceive shareholders and is simply manufactured to justify his desire for excessive influence over the TESSCO Board.

With three exceptional new directors added to the Board in the last five months, and three directors departing the Board, Mr. Barnhill’s cry of entrenchment rings hollow. The time has come for Mr. Barnhill to accept that there has already been substantial change at TESSCO.

The Board calls upon Mr. Barnhill to drop his campaign and allow TESSCO to get to work.

TESSCO shareholders are reminded that their vote is important, no matter how many or how few shares they own. TESSCO urges you to support your Company’s Board by signing, dating and returning the enclosed GREEN Consent Revocation Card TODAY. If you receive a White Consent Card from Robert B. Barnhill, Jr., please disregard it.

If you have any questions or need assistance executing your revocation,

please contact TESSCO’s proxy solicitor,

Innisfree M&A Incorporated

Shareholders may call toll-free: (877) 800-5195

Banks and Brokers may call collect: (212) 750-5833

Sidley Austin LLP and Ballard Spahr LLP are serving as legal counsel to the Special Committee of TESSCO’s Board of Directors.

2

About TESSCO Technologies Incorporated (NASDAQ: TESS)

TESSCO Technologies, Inc. (NASDAQ: TESS) is a value-added technology distributor, manufacturer, and solutions provider serving commercial and retail customers in the wireless infrastructure and mobile device accessories markets. The company was founded more than 30 years ago with a commitment to deliver industry-leading products, knowledge, solutions, and customer service. TESSCO supplies more than 46,000 products from 350 of the industry’s top manufacturers in mobile communications, Wi-Fi, Internet of Things (“IoT”), wireless backhaul, and more. TESSCO is a single source for outstanding customer experience, expert knowledge, and complete end-to-end solutions for the wireless industry. For more information, visit www.tessco.com.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward-looking statements. These forward-looking statements are based on current expectations and analysis, and actual results may differ materially from those projected. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” “believes,” “estimates,” and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward-looking. These forward-looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control. Our actual results may differ materially and adversely from those described in or contemplated by any such forward-looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission (the “SEC”), under the heading “Risk Factors” and otherwise. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject. For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10-K for the year ended March 29, 2020, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the SEC that are available at the SEC’s website at www.sec.gov and other securities regulators.

We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results. Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following: the impact and results of the consent solicitation and other activism activities by Robert B. Barnhill, Jr. and certain other participants in his consent solicitation and/or other activist investors, termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry; the strength of our customers’, vendors’ and affinity partners’ business; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers’ demand for, or ability to fund or pay for, the purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; changes in customer and product mix that affect gross margin; effect of “conflict minerals” regulations on the supply and cost of certain of our products; failure of our information technology system or distribution system; system security or data protection breaches; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers; our inability to access capital and obtain financing as and when needed; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business; claims against us for breach of the intellectual property rights of third parties; product liability claims; our inability to protect certain intellectual property, including systems and technologies on which we rely; our inability to hire or retain for any reason our key professionals, management and staff; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings.

3

The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10-K and other periodic reports filed with the SEC, under the heading “Risk Factors” and otherwise. Other risks may be described from time to time in our filings made under the securities laws. New risks emerge from time to time. It is not possible for our management to predict all risks.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We disclaim any duty to update any of these forward-looking statements after the date of this press release to confirm these statements to actual results or revised expectations.

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Robert B. Barnhill, Jr. and certain other participants, TESSCO Technologies Incorporated (the “Company”) has filed a consent revocation statement and accompanying GREEN consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO CAREFULLY READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GREEN CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://ir.tessco.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Cindy King, TESSCO

+1 410 229 1161 or kingc@tessco.com

Media

Jeff Kauth / Aiden Woglom

Joele Frank Wilkinson Brimmer Katcher

(212) 355-4449

Investors

Larry Miller / Gabrielle Wolf

Innisfree M&A Incorporated

Phone: (212) 750-5833

4

Rebuilding to Create Value November 2020

2 Disclaimer This presentation (this “Presentation”) has been designed to provide general information about TESSCO Technologies Incorporated (“ Tessco ” or the “Company”) . Any information contained or referenced herein is suitable only as an introduction to the Company . The recipient is strongly encouraged to refer to and supplement this Presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”) . The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this Presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future . This Presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein . Unless otherwise stated, statements in this Presentation are made as of the date of this Presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date . Tessco reserves the right to change any of its opinions expressed herein at any time as it deems appropriate . The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law . The Company has neither sought nor obtained consent from any third party for the use of previously published information . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein . The Company shall not be responsible or have any liability for any misinformation contained in any third - party report, SEC or other regulatory filing . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Tessco’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names . Basis of Presentation of Financial Data Unless noted otherwise in this Presentation, all reported financial data is being presented as of the fiscal year ended March 29 , 2020 . All financial data should be read in conjunction with our audited consolidated financial statements and the notes thereto . Important Additional Information and Where to Find It In connection with the consent solicitation initiated by Robert B . Barnhill, Jr . and certain other participants, Tessco has filed a consent revocation statement and accompanying GREEN consent revocation card and other relevant documents with the SEC . SHAREHOLDERS ARE STRONGLY ENCOURAGED TO CAREFULLY READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GREEN CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION . Shareholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www . sec . gov or the Company’s website at https : //ir . tessco . com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC . Forward - Looking Statements This Presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical facts contained herein, including statements regarding our future results of operations and financial position, strategy and plans and future prospects, and our expectations for future operations, are forward - looking statements . These forward - looking statements are based on current expectations and analysis, and actual results may differ materially from those projected . These forward - looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” “believes,” “estimates,” and similar expressions, but the absence of these words or phrases does not necessarily mean that a statement is not forward - looking . These forward - looking statements are only predictions and involve a number of risks, uncertainties and assumptions, many of which are outside of our control . Our actual results may differ materially and adversely from those described in or contemplated by any such forward - looking statement for a variety of reasons, including those risks identified in our most recent Annual Report on Form 10 - K and other periodic reports filed with the SEC, under the heading “Risk Factors” and otherwise . Consequently, the reader is cautioned to consider all forward - looking statements in light of the risks to which they are subject . For additional information with respect to risks and other factors which could occur, see Tessco’s Annual Report on Form 10 - K for the year ended March 29 , 2020 , including Part I, Item 1 A, “Risk Factors” therein, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K and other securities filings with the SEC that are available at the SEC’s website at www . sec . gov and other securities regulators . We are not able to identify or control all circumstances that could occur in the future that may materially and adversely affect our business and operating results . Without limiting the risks that we describe in our periodic reports and elsewhere, among the risks that could lead to a materially adverse impact on our business or operating results are the following : the impact and results of the consent solicitation and other activism activities by Robert B . Barnhill, Jr . and certain other participants in his consent solicitation and/or other activist investors, termination or non - renewal of limited duration agreements or arrangements with our vendors and affinity partners that are typically terminable by either party upon several months or otherwise relatively short notice ; loss of significant customers or relationships, including affinity relationships ; loss of customers either directly or indirectly as a result of consolidation among large wireless services carriers and others within the wireless communications industry ; the strength of our customers’, vendors’ and affinity partners’ business ; negative or adverse economic conditions, including those adversely affecting consumer confidence or consumer or business spending or otherwise adversely impacting our vendors or customers, including their access to capital or liquidity, or our customers’ demand for, or ability to fund or pay for, the purchase of our products and services ; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand ; changes in customer and product mix that affect gross margin ; effect of “conflict minerals” regulations on the supply and cost of certain of our products ; failure of our information technology system or distribution system ; system security or data protection breaches ; technology changes in the wireless communications industry or technological failures, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand ; third - party freight carrier interruption ; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share ; our relative bargaining power and inability to negotiate favorable terms with our vendors and customers ; our inability to access capital and obtain financing as and when needed ; transitional and other risks associated with acquisitions of companies that we may undertake in an effort to expand our business ; claims against us for breach of the intellectual property rights of third parties ; product liability claims ; our inability to protect certain intellectual property, including systems and technologies on which we rely ; our inability to hire or retain for any reason our key professionals, management and staff ; health epidemics or pandemics or other outbreaks or events, or national or world events or disasters beyond our control ; and the possibility that, for unforeseen or other reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings . The above list should not be construed as exhaustive and should be read in conjunction with our other disclosures, including but not limited to the risk factors described in our most recent Annual Report on Form 10 - K and other periodic reports filed with the SEC, under the heading “Risk Factors” and otherwise . Other risks may be described from time to time in our filings made under the securities laws . New risks emerge from time to time . It is not possible for our management to predict all risks . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . Any forward - looking statement made by us in this Presentation speaks only as of the date on which it is made . We disclaim any duty to update any of these forward - looking statements after the date of this Presentation to confirm these statements to actual results or revised expectations . This Presentation is provided merely for general informational purposes and is not intended to be, nor should it be construed as (1) investment, financial, tax or legal advice, (2) a recommendation to buy or sell any security, or (3) an offer or solicitation to subscribe for or purchase any security . This Presentation does not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this Presentation, and may not be taken as advice on the merits of any investment decision . Although Tessco believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein) . These cautionary statements qualify all forward - looking statements attributable to us or persons acting on our behalf .

3 Table of Contents I Executive Summary 4 II Overview of TESSCO Technologies and Our Transformation Plan 17 IV TESSCO has the Right Management Team, Board and Governance 29 V Barnhill’s Disingenuous Campaign 39 VI Barnhill’s Claims are Misleading 52 VIII Conclusion 57 Appendix 60

4 Executive Summary

5 Executive Summary TESSCO’s transformation is well underway TESSCO is well positioned to capture explosive industry growth ▪ TESSCO has a leadership position in the wireless industry, supplying value - added resellers, carriers and private network operators with state - of - the - art equipment from hundreds of manufacturers ▪ The wireless industry is experiencing once - in - a - generation technology deployments for 5G, increased spending on Private LTE and CBRS, rapidly growing Wi - Fi 6 chipsets shipment, and massive growth in Internet - of - Things (IoT) devices ▪ Strong execution now is critical ▪ TESSCO is now being transformed by a new management team and strategy that is focused on value - added distribution, proprietary Ventev products and expanded services and solutions ▪ TESSCO is also fixing a variety of operational issues that have plagued the Company since Mr. Barnhill’s time in leadership, including antiquated IT systems, operational inefficiencies and suboptimal sales force organization ▪ After a year - long process, recently signed an agreement¹ to divest its Retail Business segment to focus on higher - margin commercial products and improve overall customer mix profile TESSCO has the right leadership team in place and a substantially refreshed Board of Directors ▪ The Board unanimously hired Sandip Mukerjee as TESSCO’s new CEO in August 2019; he has been making significant strides ▪ TESSCO’s executive team has also been largely refreshed since 2019 ▪ The Board has engaged extensively with shareholders and has conducted a thorough search for new directors, adding three directors since July 2020 ▪ Since 2018, the Board has added five new directors; three directors have or will have retired by year end ▪ With these substantive changes to the Board and management team, it is important to maintain an adequate level of institutional knowledge 1 On October 29, 2020, TESSCO entered into an agreement which, if completed, will result in the exit from its Retail Business. Th e transaction is expected to close at the end of November 2020.

6 Executive Summary, Continued Mr. Barnhill’s Consent Solicitation appears to be aimed at restoring Mr. Barnhill’s influence ▪ At the depths of the COVID - 19 crisis (with TESSCO’s stock down significantly), Mr. Barnhill said he was interested in taking TESSCO private ▪ The Board set up a Special Committee to review Mr. Barnhill’s interest and to ensure a full and fair sale process ▪ Mr. Barnhill appeared to be frustrated with the proposed process and withheld his votes from the members of the Special Committee at the 2020 meeting ▪ Following his unsuccessful “withhold” campaign, Mr. Barnhill quickly launched a consent solicitation to replace a majority of the Board ▪ Mr. Barnhill’s ultimate goal appears to be having a TESSCO Board that will answer to him ▪ Mr. Barnhill’s criticisms are ironic – they reflect more on his own legacy and operational failures than the actions of the current management team or refreshed Board ▪ The Board hired a new CEO and fully supported a new plan to resolve these issues; Mr. Barnhill has been enthusiastic in private communications about the current team, strategies and performance ▪ Mr. Barnhill’s “ideas” for improvement are largely gleaned from management’s comprehensive plan ▪ Mr. Barnhill’s nominees have refused to allow our Nominating and Governance Committee to interview them, but do not appear to possess needed or additive experience or skills Mr. Barnhill’s criticisms are disingenuous, and his “plan” parrots the current strategy Mr. Barnhill is having second thoughts about his transition out of the Board and Company after 25 years ▪ Mr. Barnhill held senior executive positions, as CEO or Executive Chairman, for 24 years beginning in 1994; he remains a director ▪ Especially during Mr. Barnhill’s last years as CEO, TESSCO dramatically underperformed the market and was beset by strategy and operational issues ▪ Nevertheless, Mr. Barnhill received more than $40 million from TESSCO from 1994 to 2020 ▪ With Mr. Barnhill’s consent, he stepped down from the Executive Chairman role; he also supported the implementation of a mandatory Board retirement age of 76 ▪ In 2019, we believe Mr. Barnhill became disaffected with certain directors when they refused to replace the then - CEO with Mr. Barnhill’s hand - picked candidate, John Diercksen ; Mr. Barnhill withheld his votes from those directors in 2019

Overview of TESSCO Technologies

Value-added technology distributor, manufacturer, and solutions provider serving commercial customers in the wireless infrastructure industry

OVERVIEW:

- **Distributes over 46,000 products** from more than 350 manufacturers in mobile communications, Wi-Fi, Internet-of-Things, and wireless backhaul
- **Designs and manufactures** proprietary products under the **Ventev** brand
- Currently serves an average of **8,500 different customers per month**

RECENT DEVELOPMENTS:

- **August 19, 2019:** Appointed Sandip Mukerjee as President and CEO
- **July 2020:** Added Stephanie Dismore, a seasoned HP executive, to the Board, replacing a long-tenured director
- **October 29, 2020:** Signed agreement to divest lower-margin retail segment to focus exclusively on its higher-margin commercial segment
- **October 30, 2020:** Announced new $75 million credit facility
- **November 9, 2020:** Announced appointment of two new directors to the Board; one director retired, and another has committed to retiring by year-end

★ **Headquarters**
Hunt Valley, MD

★ **Sales and Marketing**
Timonium, MD
San Antonio, TX

★ **Global Logistics Center (GLC)**
Hunt Valley, MD

★ **American Sales & Logistics Center (ALC)**
Reno, NV



Market Cap (October 30, 2020)	**$55 million**
FY2020 Revenues[1]	**$540 million**
Commercial Segment	*$409 million*
Retail Segment[2]	*$131 million*
Availability under $75 million credit facility[1]	**$26 million**

tessco

[1] Fiscal Year End March 29, 2020
[2] On October 29, 2020, TESSCO entered into an agreement which, if completed, will result in the exit from its Retail business.

7

8 TESSCO’s Transformation Process Is Underway Modernizing antiquated IT systems that are critical backbone of the Company New three - pillar strategy focuses on growing high - margin business Exiting declining and low - margin retail business Resolving a variety of other legacy operating issues, including inefficient logistics, sub - optimal sales force organization, and sub - standard eCommerce website

9 Overview of Robert Barnhill (Age 76) CEO AND CHAIRMAN FROM 1982 - 2016 CHAIRMAN FROM 2018 - 2020 DIRECTOR SINCE 2020 EXECUTIVE CHAIRMAN FROM 2016 - 2018 From TESSCO’s IPO in 1994 to his retirement as CEO in September 2016, TESSCO’s annualized TSR was 3.8%, less than half of the annualized return for NASDAQ during the same time period, despite TESSCO’s opportunity as a supplier in the wireless market, one of the fastest growing industries Served as non - Executive Chairman from September 2018 to August 2020 Removed as Chairman by unanimous vote of independent directors in August 2020. Will retire from the Board in 2021 with a tenure of nearly 40 years, more than 4x the average tenure for directors at Russell 3000 companies Compensated to serve as Executive Chairman alongside his CEO successor. Mr. Barnhill and TESSCO continued to underperform, as EBITDA declined from $13.8 million to $11.8 million from FY 2016 to FY 2019 Source: FactSet; company filings; The Conference Board “Corporate Board Practices in the Russell 3000 and S&P 500: 2020 Edition.” From 1994 to 2020, Mr. Barnhill received more than $40 million from TESSCO, even as the Company significantly underperformed Mr. Barnhill in 2013

10 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 08/19 09/19 10/19 11/19 12/19 01/20 02/20 03/20 04/20 05/20 06/20 07/20 08/20 09/20 10/20 September 2, 2019 Sandip provides Board with 14 - day assessment Barnhill Supported TESSCO’s Strategy Until He Tried to Buy The Company Robert Barnhill Chairman of the Board Robert Barnhill Board Member July 24, 2020 Annual Meeting September 25, 2020 Barnhill launches consent solicitation to obtain majority of seats on the Board March 12, 2020 At Covid bottom, Barnhill announces intention to take TESSCO private Jan – April 2020 Stock impacted by loss of key retail customer and then COVID - 19 May 11,2020 Draft NDA delivered to Barnhill to enable diligence and negotiations June 3, 2020 Barnhill rejects Special Committee’s approach to buyout August 19, 2019 Sandip Mukerjee joins as President and CEO January 20, 2020 Board of Directors Strategy Meeting “Path Forward Plan” unanimously approved by the Board October 31, 2019 Q2 2020 Earnings Source: FactSet, company filings and company emails ¹TESSCO press release Aug. 20, 2019; ²Barnhill email to Sandip Sept. 3, 2019; ³Barnhill email to Sandip Oct. 31, 2019; ⁴Barnh ill email to Sandip Jan. 11, 2020. May 12, 2020 TESSCO suspends dividends “ We are excited to have an experienced executive of Sandip’s caliber to lead Tessco going forward .”¹ - Robert Barnhill “ A fantastic beginning of greatness. Congratulations.”² - Robert Barnhill “ Your presentation was wonderful and shows that TESSCO should ‘turn around’ quickly … Your discussion was very positive and believable, and should be giving our owners a positive future.”³ - Robert Barnhill “Thank you for the White Paper. For the past 2 hours I have reviewed your Path Forward plan - it is outstanding. ”⁴ - Robert Barnhill August 7, 2020 Barnhill removed as Chairman by unanimous vote of independent directors January 10, 2020 Sandip provides Board with “ Tessco’s Path Forward – A White Paper” in advance of Board’s strategy meeting Barnhill’s ongoing support for management & strategy

Barnhill Has Been Extremely Supportive of Our Plan Privately

Since Sandip Mukerjee's CEO appointment in September 2019, Barnhill has been extremely supportive of management, the turnaround efforts, Sandip's communications with shareholders, and the "Path Forward" plan


STABILIZING our business is a corporate imperative
INDUSTRIALIZING our practices will make us "easy to do business with"
And earn us the right to invest in & drive for GROWTH
SCENARIO B
SCENARIO C
EPS
CURRENT COURSE & SPEED
SCENARIO A
TIME
5
2
1
3
No new investments being requested at this time. Changes (e.g. sales goals/incentives) being made within AOP perimeter.
Beyond Project Odyssey, Tessco will need to modernize many systems, tools & processes.
Sustained growth will require investments in talent/assets (organic/inorganic).
4

From: Robert Barnhill
Sent: Thursday, October 31, 2019 9:22 AM
To: Mukerjee, Sandip; Spitulnik, Aric
Cc: John Beletic; Dennis Shaughnessy; Mort Zifferer; Konsynski; Jay Baitler; Paul Gaffney; RB Barnhill; Cynthia King
Subject: Congratulations on the Conference Call!

Sandip and Aric,

Your presentation was wonderful and shows that TESSCO should "turn around" quickly, for aggressive growth of markets, customers, products, revenue and profitability and major reduction of debt.

Sandip
Your discussion was very positive and believable, and should be giving our owners a positive future.

Great regards,
Barney


Tessco's Path Forward

From: Robert Barnhill
Sent: Saturday, January 11, 2020 11:39AM
To: Mukerjee, Sandip
Subject: Re: Strategy Session Next Week

Sandip,

Thank you for the White Paper. For the past 2 hours I have reviewed your Path Forward plan- it is outstanding.

I have some thoughts I would like to discuss with you. Maybe can we talk at the Hotel on the Sunday, Jan 19.

Regards
Barney

tessco

Source: October 2019 presentation by Sandip Mukerjee to TESSCO Board; January 2020 "White Paper" from Sandip Mukerjee, delivered to TESSCO Board; Company emails.

11

12 Barnhill’s Campaign Is Driven by Self - Interest ▪ In 2019, Mr. Barnhill’s hand - picked candidate for CEO was rejected by the Board ▪ Mr. Barnhill’s income has been reduced significantly: - He is no longer collecting an executive salary and bonus at TESSCO - In 2021, he will be past the age limit for Board membership - Due to COVID - 19 and ongoing turnaround efforts, TESSCO’s dividend payments have been suspended for the foreseeable future ▪ Faced with uncertainty about his own future at TESSCO and his diminishing influence, Mr. Barnhill announced his intention to pursue a buyout of the Company - The Board formed a Special Committee to examine Barnhill’s proposal - The Special Committee sought a reasonable non - disclosure agreement to enable Mr. Barnhill to begin the evaluation process, which he rejected - Mr. Barnhill ultimately did not make a formal acquisition offer ▪ After the Board insisted on a fair process, Mr. Barnhill has launched a consent solicitation to ensure the Board is filled with his hand - picked directors Source: FactSet and company filings. Note: Value of options granted prior to 2004 assume value realized with 5% annual stock price appreciation, as described in C omp any proxy statements. $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 INCOME AND PRESTIGE Barnhill’s Compensation & Dividends Have Declined Substantially Value of Dividend Payments Total Executive and Board Comp. We believe that the nature and timing of Barnhill’s campaign is motivated by his desire to have a Board of Directors beholden to him

13 TESSCO is Making Progress with Legacy Issues Retail Business: Low - margin business with defecting customers Exit Retail Business ᤯ Agreement Announced Pending exit from Retail Business announced October 29, 2020 Carrier Business: Low margin, commodity business Grow share of wallet and market share while cross - selling higher margin, value - added solutions Implementing VAR Business: No strategy to grow high - margin business Strategy developed to build smaller sales teams, improve end - market expertise and deliver “solutions” Implementing Antiquated IT Systems: Hodgepodge, homegrown, ineffective IT systems companywide Standardized SAP - based IT system Expected completion and implementation before December 31, 2020 Low - margin proprietary “bespoke” products marketed under Ventev brand “Industrializing” Ventev product line to increase volumes, applications and available markets Implementing Low - margin distribution products and services Develop value - added services and software solutions Implementing NEW APPROACH NEW DIRECTION STATUS LEGACY ISSUE Source: Company filings

14 Robust Response to 2020 Shareholder Vote ▪ The Board nominated, and shareholders elected, Stephanie Dismore to the Board at the 2020 annual meeting in late July, replacing one legacy TESSCO director ▪ Hired Spencer Stuart to conduct additional director searches to add new skills and further diversity to the Board ▪ Sought to interview Mr. Barnhill’s recommended candidates, but they refused to be interviewed as part of our process ▪ Added two new directors in November 2020 after a thorough search evaluating dozens of potential candidates ▪ One legacy director retired, with another committed to retire following the consent solicitation process , even if Mr. Barnhill’s efforts are unsuccessful The Board announced a Board evolution process in April 2020 and accelerated its process following the 2020 Annual Meeting and after thorough engagement with our public shareholders

Despite Numerous Attempts, Mr. Barnhill Has Refused to Resolve This Matter Reasonably

1. **We believe Mr. Barnhill is seeking to replace a majority of the Board with his hand-picked candidates to enhance his otherwise diminishing influence**
   - Mr. Barnhill was unable to convince the Board to hire Mr. Diercksen as CEO in early 2019
   - Mr. Barnhill had numerous disagreements in 2019 and 2020 with the Board

2. **Mr. Barnhill then approached the Company with the intention to take it private; the Board engaged**
   - The Board formed a Special Committee to independently negotiate with Mr. Barnhill
   - Mr. Barnhill refused to sign a reasonable non-disclosure agreement and instead sought to engage directly with employees, seeking information
   - After bristling at the process set by the Special Committee, Mr. Barnhill announced his intention to withhold his votes at our July 2020 Annual Meeting from the independent directors who served on the Special Committee

3. **When Mr. Barnhill then announced this consent solicitation, the Special Committee again sought to engage in good faith to reach an amicable resolution of the consent solicitation**
   - The Special Committee offered to waive (again) the age limit for directors and agree that Mr. Barnhill would be re-nominated in 2021 and 2022 and to seat one of his nominees
   - Mr. Barnhill rejected that offer, and his only counter-offer was to have four of six independent directors resign and to insist on the appointment of all his nominees

4. **The Nominating and Governance Committee has also sought to include Mr. Barnhill's nominees in the Board refreshment process**
   - Mr. Barnhill rejected the Committee's request to interview his candidates multiple times
   - The Committee also contacted the candidates individually; they responded collectively and refused to sit for interviews unless the Committee first agreed to a "settlement framework" with Mr. Barnhill
   - The Committee would be violating its duties by putting Barnhill's nominees on the Board without proper vetting, and has continued to seek access to Mr. Barnhill's nominees to interview them tessco

Source: Company emails and filings

15

16 Why Shareholders Should Support TESSCO’s Board ▪ TESSCO is well positioned as a value - added distributor in the growing wireless infrastructure market ▪ TESSCO has the right strategic plan , developed by our new CEO, with strong support from the new Chairman, in conjunction with (and with the unanimous approval of) the Board ▪ We are making significant progress correcting legacy operating issues , such as modernizing our technology infrastructure, and expect to profitably grow over the next few years ▪ Mr. Barnhill’s campaign is disingenuous: he appears to be seeking a return to his prior glory days with excessive influence ‒ Mr. Barnhill’s operating track record was disappointing and TESSCO significantly lagged in TSR during his tenure ‒ Mr. Barnhill is not offering any new strategies or operating plan ▪ Mr. Barnhill’s nominees do not add value and, if elected, could jeopardize TESSCO’s operating momentum and stability ‒ The Special Committee believes it would be a mistake to change course now, when the current plan appears to be succeeding The Board urges shareholders to support the refreshed Board and the Company’s current strategic plan by rejecting Mr. Barnhill’s consent solicitation campaign ▪ Our Board has taken proactive steps to course - correct when necessary ‒ Hired Sandip Mukerjee as CEO in August 2019 ‒ Entered into an agreement to exit Retail Business in October 2020 ▪ Our Board has been substantially refreshed with five new directors added since 2018, including three in 2020 alone ‒ Three directors have retired since 2018, with a fourth committed to retiring after the consent solicitation ‒ Our directors have complementary skills, extensive experience and important institutional knowledge needed for a well - balanced Board Source: Company filings and emails

Overview of TESSCO Technologies and Our Transformation Plan

18 $16.3B to be spent globally on Private LTE by 2025 $850M+ to be spent on CBRE gear in US by 2024 $130B to be spent on 5G Global Buildout by 2024 3x YOY Growth in 2020 Wi - Fi 6 chipset global shipments 19% CAGR expected in US industrial IoT by 2026 Source: ABI TESSCO Operates in Growing Markets

19 Prior to Hiring Its New CEO in 2019, TESSCO Was Suffering REVENUE ($M) EPS OPERATING INCOME ($M) Source: FactSet. Fiscal Year ended March of indicated year. Arrows illustrate decline from FY 2013 to FY 2016, the last fisca l y ear during which Mr. Barnhill served as CEO for the entire year. 1 Mr. Barnhill served as CEO from the founding of the Company in its current form in 1982 until September 2016 and Executive Ch air man from September 2016 to September 2018. $733 $752 $560 $549 $530 $533 $580 $607 2012 2013 2014 2015 2016 2017 2018 2019 $27 $29 $27 $14 $9 $3 $8 $8 2012 2013 2014 2015 2016 2017 2018 2019 $2.03 $2.15 $1.94 $1.04 $0.65 $0.17 $0.61 $0.65 2012 2013 2014 2015 2016 2017 2018 2019 Barnhill as Chair/ CEO Barnhill as Exec. Chair 1 During the last few years of Mr. Barnhill’s tenure as CEO, TESSCO’s performance lagged Wright as CEO Barnhill as Chair/ CEO Barnhill as Exec. Chair 1 Wright as CEO Barnhill as Chair/ CEO Barnhill as Exec. Chair 1 Wright as CEO

20 With Mr. Barnhill No Longer an Executive at the Company, TESSCO Is Being Transformed Modernizing antiquated IT systems that are critical backbone of the Company New three - pillar strategy focuses on growing high - margin business Exiting declining and low - margin retail business Resolving a variety of other legacy operating issues, including inefficient logistics, sub - optimal sales force organization, and sub - standard eCommerce website

21 TESSCO SEGMENT REVENUE ($M) SEGMENT REVENUE AS A % OF TOTAL REVENUE LEGACY 45% 55% 2012 Commercial Retail 76% 24% 2020 Commercial Retail ▪ TESSCO’s strategy under Mr. Barnhill’s leadership focused heavily on the retail segment of our business ▪ This business was highly concentrated; in Fiscal 2012, a single customer – AT&T – accounted for approximately 71% of Retail segment revenues ▪ This arrangement was ripe for disintermediation, and in Fiscal 2013, while Mr. Barnhill served as President, CEO, and Chairman, AT&T terminated its relationship with TESSCO and internalized its retail store product management operations, which ultimately resulted in a significant loss of revenue ▪ TESSCO’s Board began examining an exit from the Retail segment in 2019 ▪ TESSCO engaged with several potential bidders in 2020 and on October 20, 2020, the Board members in attendance, including Mr. Barnhill, unanimously approved the exit from the Retail Business and sale of inventory and related assets to Voice Comm ▪ On October 29, 2020, TESSCO announced an agreement that would result in its exit from the Retail segment and is expected to generate $8 to $12 million in net cash flow in fiscal 2021 and another $4 to $8 million in the aggregate over the next four years ▪ TESSCO will redeploy these proceeds to focus on growing the higher - margin Commercial Business NEW APPROACH Source: Company filings; FactSet. Fiscal Year ended March of indicated year. $328 $405 $338 $193 $409 $131 $- $100 $200 $300 $400 $500 Commercial Retail 2012 2016 2020 64% 36% 2016 Commercial Retail Retail business suffers disastrous decline under Mr. Barnhill TESSCO is Exiting the Difficult Retail Business

22 TESSCO is Now Executing its Three - Pillar Strategy Ventev “Industrialize” Proprietary Products Value - Added Distribution Focus on VARs ▪ Develop improved sales and support teams for VAR customers ▪ Extend knowledge of end markets to enable the monetization of design & engineering services and solution - based selling ▪ Provide more sophisticated materials management services for telecom general contractors ▪ Utilize design/build capabilities to develop products with wide market appeal ▪ Reduce SKU count and inventory through thoughtful product marketing and management ▪ Expand addressable markets for Ventev products into carrier customers Expand Beyond Products Software and Service Solutions ▪ Offer an array of higher - margin services to ease our customers’ operating complexities and other major “pain points” ▪ Work closely with technology partners to “productize” a full product/service solution offering ▪ Capture the full market potential of our solutions

23 Barnhill Enthusiastically Supported Our Current Strategy Source: Company press releases and email correspondence between Sandip Mukerjee and Robert Barnhill. EVENT BARNHILL’S REACTION August 2019 Sandip Mukerjee joins TESSCO as CEO “We are excited to have an experienced executive of Sandip’s caliber to lead Tessco going forward.” September 2019 Mr. Mukerjee sends email to TESSCO Board with his initial observations after his first two weeks as CEO “A fantastic beginning of greatness. Congratulations.” October 2019 Mr. Mukerjee gives his first presentation to the TESSCO Board outlining near - term corporate imperatives “Your presentation was wonderful and shows that TESSCO should ‘turn around’ quickly… Your discussion was very positive and believable, and should be giving our owners a positive future.” January 2020 Mr. Mukerjee shares “White Paper” and “Path Forward” plan with TESSCO Board, laying out vision for the future “Thank you for the White Paper. For the past 2 hours I have reviewed your Path Forward plan - it is outstanding.”

24 LEGACY ▪ TESSCO’s strategy under Mr. Barnhill’s leadership focused heavily on growing the Carrier Business – Between 2005 and 2014, carrier revenue increased by 87% ▪ By the end of FY 2016, the carrier business under Mr. Barnhill’s leadership was deteriorating, so he hired a Vice President of National Carrier Sales & Business Development to focus on growing business with Tier 1 Public Network Operators in North America ▪ From FY 2017 to the early stages of FY 2019, while Executive Chairman, Mr. Barnhill oversaw the further expansion of the carrier business under CEO Murray Wright ▪ Restructured sales and business development efforts to strengthen customer relationships and offer more value - added products and services ▪ Focus on growing share of wallet with existing customers to drive more gross margin dollars ▪ Add new customers that will continue to generate additional growth in revenue and profits as the deployment of 5G technology accelerates ▪ Introduce TESSCO’s proprietary, higher - margin Ventev products into the carrier ecosystem ▪ Expand into higher margin, value - added software and services NEW APPROACH TESSCO CARRIER REVENUE ($M) Source: Company filings. Fiscal Year ended March of indicated year. “Carrier Revenue” is defined as revenue from “Public Carr ier s” portion of Commercial segment as reported from FY 2016 to FY 2020; revenue from “Public Carriers, Contractors & Program Managers” as reported from FY 2013 to FY 2015; and revenue from “Public Ca rriers Operators, Contractors & Program Managers” as reported in FY 2012. $74 $111 $149 $127 $89 $82 $115 $157 $156 $0 $50 $100 $150 $200 2012 2013 2014 2015 2016 2017 2018 2019 2020 Barnhill as CEO Focus on Growing Profits in the Carrier Ecosystem ▪ Growing market share despite COVID - related Tier 1 CapEx spend delays ▪ Successfully introducing Ventev products into sole - sourced government projects and with enclosures for the monitoring of tower equipment Results To - Date:

25 Evolution to Higher - Value Products and Services HUNDREDS OF MANUFACTURER PARTNERS THOUSANDS OF CUSTOMERS Carrier Ecosystem VARs & Integrators Active Electronics Software EXPANDED SUPPLIER BASE EXPANDED CUSTOMER BASE Construction Private In - Building, Public Venue Manufacturers SALES & MARKETING EXPERTISE CREDIT CAPACITY SUPERIOR LOGISTICS CAPABILITIES TECHNICAL PROFICIENCY PROGRAM MANAGEMENT EXPANDED VALUE - ADDED SERVICES TESSCO’S FUTURE CRM INTEGRATION SOFTWARE/LICENSING REFRESH DESIGN SERVICES TESSCO TODAY TESSCO VALUE

TESSCO Is Fixing its Antiquated IT Infrastructure

LEGACY:

- Under Mr. Barnhill's leadership, TESSCO developed a homegrown IT infrastructure to manage inventory and operations; this system was inefficient, obsolete, and unscalable
- When a new CIO joined in 2017, TESSCO discovered software licensing liabilities, dozens of nonfunctional servers, and contractual compliance issues with the major credit card networks

NEW APPROACH:

- By December 31, 2020, TESSCO expects to complete our move onto a proven, industry standard platform from SAP
- This digital transformation will enable us to streamline transactions, simplify data flows, and deliver an improved user experience, and it will be critical to our future growth

"Order entry system is decades old and should have been updated years ago."
– Sales Support Specialist, August 10, 2018

"Antiquated systems make it difficult to deliver on quotes."
– Anonymous Employee, December 10, 2017

"The inventory system is very old school and could really use an update."
– Anonymous Employee, April 11, 2017

"The systems are 1980's DOS based, incredibly inefficient and causes all types of errors."
– Strategic Account Manager, August 1, 2018

"Tessco uses old school command line system for every sales team, very very out of date."
– Anonymous Employee, July 28, 2016

"The OES in house system is awful and is a major bottleneck to the company."
– Finance Employee, January 22, 2016

"They are running the entire business on DOS!"
– Anonymous Employee, August 6, 2014

glassdoor

"[V]ery old non-intuitive computer system that takes months to stumble through…"
– Account Manager, August 1, 2013

tessco

Source: GlassDoor.com

26

Continuing to Fix Other Legacy Operating Issues

	LEGACY	NEW APPROACH
Inefficient Logistics Operations	▪ The last significant logistics software investment was made over a decade ago ▪ External audits and benchmarks were conducted periodically, but served only as short-term solutions	▪ Established dedicated transformation team with a mandate to oversee project management of new business process improvements, including investment into new software to support logistics operations
Suboptimal Sales Force Planning and Execution	▪ Prior to the new CEO, almost every major market segment was either in decline or performing sub-optimally due to a variety of internal execution issues	▪ Instituted changes to sales forecasting and pipeline development practices in Q2 2020 ▪ Consolidating all sales functions into one sales organization using common tools, process, and governance, so all sales groups can benefit from investments made in sales operations ▪ Revised incentive structure to ensure alignment with the strategic objectives of the Company
Poor Customer Web Experience	▪ Tessco.com eCommerce site launched in the Barnhill era lacked basic functionality and was not a significant source of revenue ▪ Feedback from customers was that the site was slow and difficult to use	▪ Recently made significant changes (including improvements to cart design, multi-user account self-maintenance, and omni-channel porting capability), informed by feedback from our largest customers ▪ Server rebuild to optimize site performance was completed in Q2 2020; SEO efforts have yielded increased traffic ▪ Revenues and registrations for tessco.com continue to increase tessco

27

28 Third Party Views of TESSCO Today Source: William Blair analyst reports and Glassdoor.com …We remain optimistic about the long - term opportunity created by the build - out of the 5G network (roughly 10% to 15% of revenue).” March 23, 2020 We believe the [sale of the retail business] aligns with Tessco’s three - pillar strategy and its core competencies as a wireless infrastructure distributor. Further, we believe Tessco will be able to focus its efforts and investments on the higher - growth carrier and VAR and integrator segments.” October 30, 2020 We remain positive on the long - term industry tailwinds and Tessco’s increasing ability to benefit from said tailwinds…We expect the company to continue to build momentum over the next several years.” February 18, 2020 We believe the company is making a strategic change toward becoming more growth oriented, and that a new set of growth investors will take interest in the company as these initiatives unfold.” July 28, 2020 “I was encouraged and supported to make decisions and gained a ton of experience which has helped my career. This is culture where hard work is rewarded and recognized…” – Sr. Product Marketing Manager, February 17, 2020 “Tessco is going to continue to try and grow and take chances on making the business work. I definitely look forward to working with my coworkers each day and I feel appreciated on a regular basis for the amount of work I put in.” – Sales Support Rep, April 14, 2020

TESSCO Has the Right Management Team, Board and Governance

TESSCO's Refreshed Board of Directors

JUNE 2018

Dennis Shaughnessy

Murray Wright (CEO)

Benn Konsynski

Mort Zifferer



Jay Baitler



Robert Barnhill (Executive Chairman)



John D. Beletic (Lead Director)

DECEMBER 2020



Jay Baitler



Robert Barnhill



John D. Beletic (Chairman)



Stephanie Dismore
New 2020



Paul Gaffney
New 2018



Cathy Martine
New 2020



Ron McCray
New 2020



Sandip Mukerjee (CEO)
New 2019

- ✓ 5 of 8 New Directors
- ✓ Increased Diversity
- ✓ Critical Skills
- ✓ Relevant Experience
- ✓ Institutional Knowledge

Taking into account Mr. Barnhill's planned retirement in 2021, it is critical to maintain a level of institutional knowledge with Mr. Beletic and Mr. Baitler in the boardroom tessco

30

Our Board Has the Skills Needed to Drive Change

	TESSCO Board of Directors								
Qualifications and Experience	Jay Baitler	Robert Barnhill	John D. Beletic (Chairman)	Stephanie Dismore	Paul Gaffney	Cathy Martine	Ron McCray	Sandip Mukerjee (CEO)	Morton Zifferer
Core Industry	✓	✓	✓	✓	✓	✓		✓	
Technology/Security/Privacy	✓	✓	✓	✓	✓			✓	
Communications/Marketing/ Customer Service	✓		✓		✓	✓		✓	✓
Technical/Engineering		✓	✓		✓			✓	✓
Social/Environmental/DE&I	✓			✓	✓		✓	✓	
Finance/Audit/Risk	✓		✓		✓		✓		✓
Audit Committee Financial Expert			✓				✓		✓
Legal/Public Policy							✓		
Manufacturing/Supply Chain	✓		✓			✓	✓	✓	✓
Senior Executive Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
				New board members added since 2018					Retiring at conclusion of consent solicitation

tessco

31

TESSCO Has the Right Board of Directors

Our directors have the skills and experiences necessary to oversee the continued execution of our strategy

Jay Baitler



Operating Partner, Atlas Holdings
Former EVP, Staples Contract Division and NE Regional President at BT Office Products
Independent Director since 2007

Stephanie Dismore



Sr. VP and Managing Director, North America for HP
Former VP, North America for HP
Independent Director since 2020

Ron McCray



Former Vice President and Chief Administrative Officer at Nike; independent director at A.H. Belo Corporation
Independent Director since 2020

Robert Barnhill



Former CEO of TESSCO Technologies
Executive Chairman of TESSCO from 2016 to 2018
Director since 1982

Paul Gaffney



Chief Technology Officer of Kohl's
Former CTO of Dick's Sporting Goods and Sr. VP of IT for Home Depot
Independent Director since 2018

Sandip Mukerjee



President and CEO of TESSCO
Former President of Global Professional and Consulting Services for Nokia Software
Director since 2019

John D. Beletic (C)



Former CEO and Chairman of Tigon, PageMart Wireless, Weblink Wireless, and X-IO Technologies
Independent Director since 1999

Cathy Martine



Former President, National Business at AT&T; former director at LegalShield, Inc., owned by MidOcean Partners
Independent Director since 2020

Morton Zifferer



Owner, Chairman, and CEO of New Standard Corporation
Director of Penn-Mar Human Services
Independent Director since 1993

(C) = Independent Chairman

Added since 2018

Retiring at conclusion of consent solicitation

- **REFRESHMENT:**
  Five new directors since 2018
- **Strong Oversight of Management:** Board took decisive action to replace former CEO and recruit Sandip Mukerjee tessco

Source: Company filings.

32

Barnhill Has Supported Our Continuing Independent Directors

Director	Targeted for Removal by Barnhill	Barnhill's Past Comments	Barnhill's Voting Results
Sandip Mukerjee		***"We are excited to have an experienced executive of Sandip [Mukerjee]'s caliber to lead Tessco going forward**. His telecom experience and in-depth knowledge of 5G will be invaluable as we enter a period of expected double-digit growth in the wireless market."* [1]	Barnhill voted for Mr. Mukerjee in 2020
Jay Baitler	✓	*"Jay is Executive Vice President of the Contract Division at Staples Inc. and **brings outstanding experience and perspective to our Board**. I am very pleased to have Jay as part of our team and I look forward to his guidance."* [2]	Barnhill voted for Mr. Baitler in every election until 2019
John D. Beletic	✓	*"I am delighted that John [Beletic] has joined the Board. **His distinguished track record in the wireless communications industry and keen financial perspective will serve our company and its shareowners well**."* [3]	Barnhill voted for Mr. Beletic in every election until 2019
Paul Gaffney	✓	*"Paul [Gaffney]'s **combination of exceptionally strong IT skills and public company experience adds valuable diversity of skillset to our Board of Directors**. His experience as a current technology executive will provide Tessco with critical knowledge of leading-edge IT practices and fresh insight into future IT applications. **Paul's appointment also is an important step in Tessco's board refreshment strategy, and we are excited to welcome him**."* [4]	Barnhill voted for Mr. Gaffney in every election until 2019
Stephanie Dismore			Barnhill voted for Ms. Dismore in 2020

tessco

Source: Barnhill quotes from TESSCO press releases: [1]August 20, 2019; [2]August 1, 2007; [3]September 16, 1999, [4]June 7, 2018

33

TESSCO is Committed to Board Refreshment

The Board has been substantially refreshed, with five new directors since 2018

Engaged nationally recognized search firm Spencer Stuart

- Assists with recruitment of qualified, independent candidates

Added three directors in 2020:

- Stephanie Dismore, an experienced senior executive in the technology space
- Cathy Martine, former President, National Business at AT&T
- Ron McCray, former VP & Chief Administrative Officer at Nike

Followed additions of Paul Gaffney and Sandip Mukerjee in 2018 and 2019, respectively

Adopted mandatory retirement age

- Adopted in April 2020 to facilitate consistent refreshment of tenured directors
- Mr. Barnhill voted in favor of the adoption of the mandatory retirement age

Adopted Board gender diversity guidelines

- Three diverse directors appointed within six months of these guidelines



DIRECTORS JOINING
Paul Gaffney
Sandip Mukerjee
Stephanie Dismore
Cathy Martine & Ron McCray
2018
2019
2020
DIRECTORS LEAVING
Murray Wright
Benn Konsynski
Dennis Shaughnessy
Morton Zifferer*

*Committed to retiring at the conclusion of the consent solicitation

34

Board Proactively Changed Management

In 2019, the TESSCO Board recognized the challenges the Company was facing and took the strongest possible action it could: moving quickly to identify a new CEO

Prior to 2016

Board worked with Mr. Barnhill for years to implement a successful CEO succession program

- Mr. Barnhill made it very difficult to recruit a successor CEO; several were identified and subsequently chased off by Mr. Barnhill

2016

In 2016, TESSCO hired Murray Wright to succeed Mr. Barnhill as CEO

- *Mr. Barnhill: "Murray is a strong, experienced and innovative leader... [He] has the drive, ability and commitment to accelerate the transformations already underway to achieve breakthrough success in the exploding world of wireless connectivity."*[1]

2018

Within two years, the Board determined that TESSCO needed a new CEO

We believe a disagreement between Mr. Barnhill and the Board about the appropriate CEO successor frustrated Mr. Barnhill and, we believe, led him to withhold votes from certain directors in 2019

2019

The Board hired Mr. Mukerjee in August 2019 to develop a new strategy and chart a new path forward for TESSCO

- *Mr. Barnhill: "We are excited to have an experienced executive of Sandip's caliber to lead Tessco going forward. His telecom experience and in-depth knowledge of 5G will be invaluable as we enter a period of expected double-digit growth in the wireless market."*[2]

2020

The Board established key objectives for its new CEO and included those objectives in the management incentive plan for the 2021 fiscal year

Source: Company emails; [1]Mr. Barnhill, quoted in TESSCO Press Release, September 1, 2016 [2] Mr. Barnhill, quoted in TESSCO Press Release, August 20, 2019 tessco
35

TESSCO Now Has the Right Team to Execute its Strategy



Sandip Mukerjee

President and CEO
Former President of Global Professional and Consulting Services for Nokia Software

Joined TESSCO in 2019



Joseph Cawley

Sr. VP and CIO
Former VP of IT for Colonial Williamsburg Foundation

Joined TESSCO in 2017



Eddie Franklin

Sr. VP of Sales
Former Sr. VP of Sales and Public Sector at SYNNEX Corporation

Joined TESSCO in 2020



Thad Lowe

VP, General Manager of Ventev
Former VP of Technology Solutions & Support at Samsung Electronics America

Joined TESSCO in 2020



Douglas A. Rein

Sr. VP, Performance Systems & Operations
Former Director of Operations for Compaq

Joined TESSCO in 1999



Tammy Ridgley

VP of Solution Development
Previously held positions at TESSCO in sales, program management, and product management

Joined TESSCO in 1995



Aric Spitulnik

CFO and Corporate Secretary
Spent 6 years in public accounting prior to joining TESSCO

Joined TESSCO in 2000

Added within last three years

- **Highly respected leaders in the wireless and telecommunications industry.** Our executives have decades of experience in our industry, with many of them having spent a portion of their careers at some of the world's leading wireless and telecommunications companies, including Nokia, Alcatel Lucent, AT&T, and Samsung.
- **The right mix of TESSCO experience and fresh perspectives.** Four of our senior executives have joined TESSCO within the last three years, bringing new perspectives as we look to transform the Company through our three-pillar strategy. Our experienced executives have been with the Company for more than 20 years on average, bringing valuable institutional knowledge and insights.

tessco

36

37 Compensation is Aligned with Performance and Strategy 24.2% 3.0% 18.2% 23.1% 31.5% 2020 CEO COMPENSATION Options PSUs (Target) Annual Cash Incentive (Target) Other Base Salary 55% Equity - Based 73% Performance - Based A significant majority of our new CEO’s compensation is performance - based Our annual incentive program uses metrics aligned with our ongoing strategy , including return - based metrics (Return on Capital Employed) and profitability - related metrics (Operating Margin) Source: TESSCO Technologies 2020 Proxy Statement. The fact that only a portion of the PSUs granted to our executives over the past five years have been earned is a testament to the Board’s view that compensation should reward recipients only upon the achievement of pre - defined performance goals 518,616 90,250 0 100,000 200,000 300,000 400,000 500,000 600,000 PSUs Granted PSUs Earned PSUs GRANTED VS. PSUs EARNED SINCE 2016

38 TESSCO is Committed to Strong Governance 1 2 3 4 5 6 7 8 Annual election of all directors Shareholders have the right to call special meetings Shareholders can take action by written consent Resignation policy in effect if directors fail to receive majority support Governance Committee engaged nationally recognized search firm to assist with Board refreshment Executive compensation designed to align pay with performance and long - term strategy Separation of Chair and CEO roles Engage regularly with shareholders and continued with a robust Board refreshment process following the 2020 Annual Meeting

39 Barnhill’s Disingenuous Campaign

40 Barnhill’s Campaign Is Disingenuous ▪ Barnhill’s own track record was marred by failing IT systems and customer concentration issues, lumpy growth, and below - market TSR Barnhill claims he is seeking an improved operating plan and strategy ▪ Barnhill expressed his enthusiasm and support, less than ten months ago, for the Company’s current strategic plan ▪ Barnhill has no new specific ideas for improving the business ▪ Barnhill refused to permit the Board to vet his Board candidates, even as the Board conducted a robust refreshment process But… The Board has already acted by recently replacing the CEO and unanimously approving TESSCO’s long - term strategy And…

Barnhill Failed to Capitalize on Strong Industry Growth

"[C]hanges in regulations and technology in the late 1990s resulted in a massive expansion–in the number of firms, employment, and capital investment [in the wireless industry]."

U.S. Bureau of Labor Statistics

"…[T]here were only 5 million cellphone subscribers as of 1990. But the use of cellular wireless technology rapidly gathered speed after 1990, giving rise… [to] 233 million subscribers as of 2006."

Progressive Policy Institute



US MOBILE SUBSCRIBERS (M)
24.1
396.0
16.4x
1994
2016
TOTAL WIRELESS INDUSTRY REVENUE ($B)
$14.2
$188.5
13.2x
1994
2016



TESSCO EPS
$0.32
$0.65
2.0x
1994
2016
TESSCO ENTERPRISE VALUE ($M)
$60.0
$116.6
1.9x
1994
2016

The wireless industry experienced explosive growth during Mr. Barnhill's tenure, with total revenue increasing by more than 13x as the number of US mobile subscribers increased from 24 million in 1994 to 396 million in 2016 tessco

Source: Financial data from FactSet. Fiscal Year ended March of indicated year. Industry data and quotes from TheGlobalEconomy.com, the Cellular Telecommunications Industry Association (CTIA), the U.S. Bureau of Labor Statistics, and the Progressive Policy Institute: The Third Wave: How 5G Will Drive Job Growth Over the Next Fifteen Years

41

42 Barnhill’s Track Record is Poor Source: FactSet. Comm. Equip. Index is S&P 1500 Communications Equipment Index. Wireless Services Index is S&P 1500 Wireless Tel ecommunications Services Index. CEO tenure is 9/28/1994 to 8/31/2016. Peers are disclosed in 2020 10 - K: Anixter International, ScanSource, Tech Data, and W.W. Grainger. TSR DURING BARNHILL’S TENURE AS CEO TSR DURING LAST 5 YEARS OF BARNHILL’S TENURE TSR DURING LAST 3 YEARS OF BARNHILL’S TENURE TSR DURING LAST YEAR OF BARNHILL’S TENURE 128% 367% 586% 44% 18% 739% 0% 100% 200% 300% 400% 500% 600% 700% 800% TESSCO S&P 500 Nasdaq Wireless Services Index Comm. Equip. Index Peers 7% 78% 102% 107% 52% 40% 0% 20% 40% 60% 80% 100% 120% TESSCO S&P 500 Nasdaq Wireless Services Index Comm. Equip. Index Peers - 56% 33% 45% 21% 17% 5% -80% -60% -40% -20% 0% 20% 40% 60% TESSCO S&P 500 Nasdaq Wireless Services Index Comm. Equip. Index Peers - 44% 10% 9% - 2% 14% 3% -60% -50% -40% -30% -20% -10% 0% 10% 20% TESSCO S&P 500 Nasdaq Wireless Services Index Comm. Equip. Index Peers

43 -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% Barnhill’s Attempts to Transform TESSCO as CEO Failed Source: FactSet, company filings, and earnings call transcripts. “[W]e expect to achieve solid revenue growth by investing in our strategic transformation plan.” Robert Barnhill , Q4 2014 Earnings Call “We are making significant progress in five key transformational growth initiatives.” Robert Barnhill , Q2 2015 Earnings Call “Our transformation strategies and financials are strong… Our strategic initiatives promise to transform the way we do business.” Robert Barnhill , Q1 2015 Earnings Call “[W]e have been making progress throughout the year on many of our strategic transformations required to respond to the new realities in wireless…” Robert Barnhill , Q4 2016 Earnings Release “In the new year, we’re accelerating our transformation to drive the evolution from a wireless carrier transaction centric supplier to a consultative end - to - end solution provider…” Robert Barnhill , 4Q 2016 Earnings Call “[O] ur results are not yet reflecting the progress we are making in the transformation initiatives.” Robert Barnhill , 1Q 2017 Earnings Call “[T]he last area we’re focusing on is, achieving transformation itself. Our goal is to make the transformations , to make the enduring trust difference in our customers’ and shareholders’ success.” Robert Barnhill , 4Q 2016 Earnings Call - 56% Barnhill repeatedly claimed that he was “transforming” TESSCO during the later years of his tenure, but failed to do so, leaving his successors with a host of legacy issues to resolve TESSCO TSR DURING LAST THREE YEARS OF BARNHILL'S TENURE AS CEO

Mr. Barnhill's New Transformation Plan Copies Our Strategy

BARNHILL'S "PLAN"	TESSCO'S CURRENT ACTIONS
1 Reconstitute the Board	▪ TESSCO's Board has added five new directors since 2018, including three since the 2020 Annual Meeting
2 Review business development and sales strategy	▪ TESSCO is integrating its sales teams so that they can leverage a common sales process, tools, and governance ▪ Building the sales pipeline by addressing top issues such as order entry issues, inventory requirements, and fulfillment issues
3 Implement expense discipline	▪ Over the past two quarters, implemented aggressive cost reductions ▪ SG&A expenditures have declined by 16% year-on-year in Q1 2021
4 Technology enhancements	▪ Investing in tessco.com to make it a best-in-class B2B website ▪ Implementing SAP to modernize all inventory and operating systems
5 Improve marketing and inventory management	▪ Improving our inventory management by focusing on high-turning SKUs and exercising return rights with suppliers ▪ Reduced quarter-over-quarter Retail inventory by $7 million in Q1 2021

Source: Company emails; Barnhill Consent Solicitation Statement.

tessco 44

Even If the Plan Were New, the Nominees Do Not Add Value

Qualifications and Experience	Barnhill's Hand-Picked Nominees: Emily Kellum Boss	Barnhill's Hand-Picked Nominees: J. Timothy Bryan	Barnhill's Hand-Picked Nominees: John Diercksen	Barnhill's Hand-Picked Nominees: Kathleen McLean	TESSCO Recent Director Additions: Stephanie Dismore	TESSCO Recent Director Additions: Cathy Martine	TESSCO Recent Director Additions: Ron McCray
Core Industry			✓	✓	✓	✓	
Technology/Security/Privacy					✓		
Communications/Marketing/ Customer Service	✓	✓				✓	
Technical/Engineering							
Social/Environmental/DE&I					✓		✓
Finance/Audit/Risk			✓				✓
Legal/Public Policy	✓						✓
Audit Committee Fin. Expert							✓
Manufacturing/Supply Chain						✓	✓
Senior Executive		✓	✓	✓	✓	✓	✓

OBSERVATIONS

- Mr. Barnhill's nominees refused to be vetted by Spencer Stuart or the Board
- We do not believe Mr. Barnhill's nominees have significant, relevant experience to add to the Board
- We believe our three new directors, who were identified and fully vetted by Spencer Stuart, are a better fit for our Board and its needs tessco

45

Mr. Barnhill Appears to Be Seeking Influence Over the Board

Mr. Barnhill appears interested in buying TESSCO at a low price and is frustrated with the Board's independence

"I intend to amend my 13(d) and reach out to "Partners" who will join with me to take TESSCO 'Private'"[1]

From January 1, 2020 to March 11, 2020, the day before Mr. Barnhill disclosed his intention to take TESSCO private, the Company's stock price had declined by 57% and was near its 52-week low



$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
01/20
03/20
05/20
March 12, 2020
At COVID bottom, Barnhill announces intention to take TESSCO private

SOUGHT TO TAKE THE COMPANY PRIVATE AT DEPTHS OF PANDEMIC

- In March 2020, during the depths of the pandemic-related market sell-off, Mr. Barnhill sent a letter to the Board expressing an interest in taking the Company private.
- The Board immediately empaneled a Special Committee to engage in independent discussions and evaluation of Mr. Barnhill's interest.
- The Special Committee was willing to enter into discussion with Mr. Barnhill and requested that he sign a conventional NDA.
- Barnhill refused to sign the NDA and seemed offended that the Special Committee would require a thorough and fair process.

DISRUPTS PROGRESS WITH COSTLY CAMPAIGN TO REPLACE DIRECTORS

- Weeks later, Mr. Barnhill announced he would withhold votes from the Board at the 2020 Annual Meeting.
- Just 81 days after the Company's 2020 Annual Meeting, Mr. Barnhill launched his consent solicitation, aiming to remove a majority of independent directors.
- The Board attempted to reach a resolution with Mr. Barnhill, but Mr. Barnhill continues to insist on removal of a majority of directors and replacing them with a hand-picked group of directors that he refuses to allow the Board to even interview.
- Without interviewing Mr. Barnhill's candidates, the Board could not agree to this request.

tessco

Source: FactSet.
[1]Letter to TESSCO Board of Directors March 12, 2020; [2]Extracted from Mr. Barnhill's 13D filing with the SEC on March 20, 2020

46

47 Mr. Barnhill’s Conduct Has Been Concerning Sharing of Material Nonpublic Information with His Nominee, John Diercksen ▪ In August 2019, there were Board communications regarding the status of the CEO search and potential compensation decisions for both the outgoing CEO and senior management ▪ Mr. Barnhill forwarded the communication to John Diercksen , now one of Mr. Barnhill’s nominees ▪ Mr. Diercksen responded to Mr. Barnhill’s email, copying a director and a third party unfamiliar to the other directors, thereby sharing material nonpublic information ▪ The Audit Committee took steps to ensure that neither Mr. Diercksen nor the third party with whom he shared the Company’s confidential information would further disclose the information or trade the Company’s securities ▪ In July 2020, Mr. Barnhill requested that an external IT company be allowed to deliver a presentation during a Board meeting to promote their products and services to the Company; the Board agreed ▪ Mr. Barnhill failed to inform the Board that a family member was listening to the Board’s private discussions with this external IT company via Zoom Undisclosed Involvement of Family Member in Board Discussions

Mr. Barnhill's Conduct Has Been Concerning (Continued)

Sharing of Board Discussions with Outside Consultant

- We believe that in early November 2020, Mr. Barnhill improperly forwarded a confidential Board communication to one of his consultants, again demonstrating a breach of protocol and poor attention to key public company formalities
- The Board will be considering this matter and determining an appropriate course of action

Leak of Material Nonpublic Information

- In 2018 and 2019, Mr. Barnhill interacted with a former TESSCO employee on a number of occasions regarding Mr. Barnhill's personal IT issues
- It became apparent to another director that the former employee was aware of sensitive Company and Board matters, which the former employee had learned during his interactions with Mr. Barnhill
- Following an Audit Committee investigation into the situation, Mr. Barnhill was reprimanded for his actions, and the Committee impressed upon Mr. Barnhill the paramount importance of all Board members maintaining confidentiality tessco

48

49 John Diercksen’s Previous Interactions with TESSCO Demonstrate His Close Ties with Mr. Barnhill and Questionable Judgment ▪ In December 2018, Mr. Diercksen worked as an advisor to TESSCO at the behest of Mr. Barnhill, who advocated for Mr. Diercksen to be CEO. During the course of this engagement, Mr. Diercksen was taken into TESSCO’s confidence and received material nonpublic information. ▪ Mr. Barnhill forwarded Mr. Diercksen a confidential internal email sent by one director to the Board, updating directors on the search process and related internal compensation decisions. ▪ Mr. Diercksen then responded to Mr. Barnhill’s email, copying TESSCO’s Audit Committee Chairman, Mr. Barnhill, and another individual who was unfamiliar to the other directors. ▪ Mr. Diercksen’s response – in which he stated that “[t]he entire board must be removed” and referred to certain strategic compensation decisions as “criminal” – came across as bitter and unprofessional. ▪ More importantly, by including the other individual on his email response, Mr. Diercksen shared material nonpublic information with an outside party. ▪ As a result, the Audit Committee Chair felt it necessary to respond, and Company counsel was called upon to coordinate a demand that Mr. Diercksen and the other individual confirm that neither of them would further disseminate confidential information or trade in TESSCO stock. Source: Email communication from John Dierckson to Robert Barnhill. 1 Barnhill letter to TESSCO shareholders issued on November 4, 2020. Despite Mr. Barnhill’s claim, Mr. Diercksen should not be viewed as an independent Board candidate In his own words, Mr. Diercksen states, “At Mr. Barnhill's request, I previously worked as a consultant for TESSCO and tried to assist with the strategy decisions a few years back.”¹ Unknown third party

TESSCO's Employees Viewed Barnhill as Resistant to Change

"Outgoing CEO/COB wasn't open to change, new ideas, or those that were different than his. Company tended to function as a dictatorship as a result."

– Anonymous Employee, January 19, 2017

"CEO refuses to retire and dismisses new ideas."

– Sales Employee, August 14, 2015

"The CEO holds this company in the past… Tessco's priorities are CEO, Tessco, customers, employees. They have never missed a dividend payment because the CEO is the largest share holder yet they have missed paying the employees."

– Leadership Employee, January 11, 2016

"The CEO does not embrace change causing the company to not meet its potential."

– Finance Employee, January 22, 2016

glassdoor

"Upper Management / CEO is adverse to change…"

– April 14, 2015

"Strong resistance to organizational change."

– Purchasing and Inventory Management Employee, March 1, 2011

"CEO who wants to [be] revered as cult hero. Could care less about his employees, Its all about him."

– VP, July 13, 2011

"The management at TESSCO seems to generally ignore advice, so providing feedback is pointless. It's no wonder their performance in the telecommunication industry is lackluster."

– Anonymous Employee, September 30, 2011

tessco Source: GlassDoor.com 50

51 Source: https://www.baltimoresun.com/business/bs - xpm - 2010 - 05 - 09 - bs - bz - hancock - tescco - 20100509 - story.html Dan Donoghue, Managing Partner of Discovery Group (TESSCO’s then - largest shareholder), as quoted in The Baltimore Sun, May 9, 2010 He's wearing too many hats. He's thinking about his own money. He's thinking about his job” Ten Years Ago Shareholders Also Had Concerns About Mr. Barnhill’s Seemingly Self - Serving Actions

52 Barnhill’s Claims Are Misleading

53 Barnhill’s Misleading Claims BARNHILL’S MISLEADING CLAIM TESSCO’S RESPONSE “[T]he Board has remained complacent and has refused to make the necessary changes to return the Company to profitability.” ▪ The Board took the strongest possible action it could take – it replaced the CEO in the fall of 2019, less than a year before Barnhill started demanding that the majority of the Board be handed to him. ▪ The Board and management team have been focused on returning the Company to profitable growth and are dedicated to pursuing aggressive profit improvement actions. ▪ TESSCO’s strategy, as crafted by management under the oversight of the Board that Mr. Barnhill now largely seeks to replace, is the result of a thorough analysis of TESSCO’s business, our competitive positioning in the marketplace and the optimal utilization of the company’s assets. “[I] nstead of growing the Company’s highest margin vertical, Value Added Resellers and Integrators (“VAR Integrators”), and expanding revenues from self - maintained users like public utilities and railroads, the Company instead pursued revenue growth in its least profitable market, Public Carrier, investing dollars to barely make cents.” ▪ The focus on public carriers was a strategy adopted by Mr. Barnhill, who grew carrier revenue and dependence, and the company’s next CEO, Murray Wright. ▪ The current Board and management team are focused on VARs and executing the Board’s unanimously - approved three - pillar strategy. ▪ One of our primary goals is to grow our value - added distribution business. While COVID - 19 has had a large impact on this business, we are actively pursuing initiatives, such as improvements to our tessco.com website, which we believe will enable us to capitalize on the favorable growth trends in that end market.

54 Barnhill’s Misleading Claims (Continued) BARNHILL’S MISLEADING CLAIM TESSCO’S RESPONSE “Since 2019, the Company has spent $8 million on internal use software. Despite this significant outlay, the TESSCO.com website needs updating to be a more meaningful source of revenue and to better represent the Company. Moreover, much of the Company’s investment in SAP has yet to be fully implemented.” ▪ TESSCO’s investment to replace the Company’s disparate and ineffective technology with a standardized, companywide software system was necessary following years of neglect under Mr. Barnhill’s management and leadership. The project is on - schedule for completion in 2020. ▪ The current Board and management team have made meaningful investments to enhance the Tessco.com website , which have been deployed over the past few quarters. ▪ Tessco.com now includes industry vertical specific “landing pages” to address the “self - maintained” and “private system operator” customer areas of interest/purchase. “Over the past two years, the Company has taken inventory write downs totaling over $20 million. This clear example of working capital mismanagement is unacceptable and speaks to the immediate need for corrective actions.” ▪ Upon arriving at TESSCO in Q3 of fiscal 2020, our CEO Sandip Mukerjee , immediately embarked on a thorough review of our assets and investments. As a result of that study, we sold the Retail Business in October 2020 to focus exclusively on the higher - margin Commercial Business. ▪ We've tightened our inventory management, and our new CEO is very focused on the highest turning SKUs. We’ve significantly reduced inventory level, and we are renegotiating many customer contracts and lowering overall SG&A expenses.

55 Barnhill’s Misleading Claims (Continued) BARNHILL’S MISLEADING CLAIM TESSCO’S RESPONSE “[T]he Board further entrenched itself by doubling the threshold required for shareholders to call a special meeting.” ▪ Over 10 years ago, when faced with shareholder discontent about the best way to maximize value, Mr. Barnhill, as Chairman and CEO, strongly advocated for increasing the threshold for shareholders to call a special meeting from 25% to 50%. ▪ Given Mr. Barnhill’s expressed desire to buy the Company, the Board took action to ensure that a small group of shareholders could not wreck havoc with the proper process for an insider buyout by threatening a Special Meeting. ▪ In addition to having the right to call special meetings, TESSCO shareholders also have the right to take action via written consent, giving them ample opportunity to act outside of the regular annual meeting cycle .

56 Barnhill’s Misleading Claims (Continued) BARNHILL’S MISLEADING CLAIM TESSCO’S RESPONSE “…the Board has declined to make the retail sale transaction documents public .” ▪ TESSCO has made the retail sale transaction document public in a public filing on November 6, 2020. ▪ It is important to note that TESSCO was not required to file the agreement until its February 2021 Form 10 - Q filing, but in the interest of transparency filed it earlier; TESSCO took a few days to redact non - material but commercially sensitive terms. “…the company disclosed that it has entered into a new credit agreement (the “New Credit Agreement” ) that contains a change of control provision that would be triggered by the successful consummation of Mr. Barnhill’s consent solicitation (i.e., a proxy - put), unless the Independent Candidates are approved by the current Board (such approved Independent Candidate, a “Continuing Director”).” ▪ TESSCO has publicly confirmed that the following statement it made in its Definitive Consent Revocation Statement on October 15, 2020, with respect to its prior Credit Agreement entered into on October 19, 2017, also applies to its Credit Agreement entered into on October 29, 2020: “The Board has approved the Barnhill Nominees for the limited purpose of constituting “Continuing Directors” under the Credit Agreement . As a result of this action, the election of the Barnhill Nominees will not constitute a change of control under the Credit Agreement even if the Barnhill Nominees comprise a majority of the Board after the conclusion of the Barnhill Consent Solicitation . ” Source: Company filings

57 Conclusion

58 Conclusion We urge shareholders to support TESSCO’s transformation by signing the GREEN consent revocation card The Board has been substantially refreshed and is focused on creating shareholder value ▪ Five directors were added since 2018 and three legacy directors will retire before year - end 2020 ▪ The Board acted quickly and took steps to replace the prior CEO when his performance was disappointing ▪ Mr. Barnhill’s consent solicitation is seemingly aimed at regaining excessive influence over the Board of TESSCO ▪ Mr. Barnhill does not appear to have any new ideas and has previously expressed strong support for our current strategic plan ▪ The Board believes Mr. Barnhill’s consent solicitation reflects Mr. Barnhill’s frustration with the Board members he once respected because the Board members have refused to allow him excessive influence and insisted on a fair sale process ▪ Mr. Barnhill’s hand - picked nominees do not appear to have experience or skills that would add to our Board Mr. Barnhill’s campaign is disingenuous and an unnecessary distraction TESSCO is well positioned to capitalize on massive growth in wireless infrastructure spending ▪ The Company’s new management team has developed a strategy – explicitly supported by Mr. Barnhill – that should lead to profitable growth and extend the Company into higher - margin, value - added distribution, industrialized proprietary products and solutions ▪ The Company’s initiatives to modernize its neglected technology and operations are well underway ▪ TESSCO recently entered into an agreement that, if closed, will result in its exit from its Retail Business, allowing TESSCO to focus its resources and team on the higher - margin, higher - growth Commercial Business

59 Contact Information Shareholders Call Toll Free: (877) 800 - 5195 Banks and Brokers Call Collect: (212) 750 - 5833

60 Appendix

61 Director Biographies JAY G. BAITLER Experience ▪ Operating partner with Atlas Holdings, a private equity firm ▪ Serves on the boards of Soundview Paper, Finch Paper and Twin River Paper; previously served on the boards of American Expediting and Iconex ▪ Previously served as Executive Vice President of Staples and was responsible for the Contract Division, including the 2008 acquisition and integration of Corporate Express Director since 2007 Committees: Audit; Compensation; Risk & Strategy JOHN D. BELETIC Chairman Experience ▪ Director of J5 Infrastructure (cell site zoning and engineers) and Shareablee (social media and analytics) ▪ Former CEO and Chairman of XIO Technologies and telecom/wireless companies Tigon, PageMart Wireless and Weblink Wireless ▪ Previously served as director at numerous telecom/wireless companies, including Triton PCS (carrier), Fiber Tower (backhaul), iPass (internet access), Digital Sound, Digitran , and Ribbit Director since 1999; Lead Director 2008 – 2020; Chairman Since August 2020 Committees: Compensation (Chair); Nominating & Corporate Governance; Risk & Strategy

62 Director Biographies STEPHANIE DISMORE Experience ▪ Senior Vice President and Managing Director, North America, at HP, Inc. where she is responsible for leading the company’s market strategy, managing the multibillion - dollar P&L for its largest region and overseeing sales engagements for commercial, consumer and public sector segments ▪ During her 21 - year tenure at HP, she has held numerous leadership positions ▪ Serves on the Board of Directors for the Anti - Defamation League, the Boys & Girls Clubs of the Austin Area, the Consumer Technology Association and the HP Employee Political Action Committee Director since 2020 Committees: Nominating & Corporate Governance PAUL GAFFNEY Experience ▪ Currently Chief Technology Officer of Kohl’s: In this role, he is responsible for the company’s technology, supporting operations, supply chain, logistics, direct marketing, internet, and eCommerce ▪ Previously served as Chief Technology Officer of Dick’s Sporting Goods; President and Chief Executive Officer with AAA Northern California ▪ Also held numerous executive leadership positions at Home Depot, Desktone , Office Depot, Staples and Charles Schwab Director since 2018 Committees: Nominating & Corporate Governance (Chair); Risk & Strategy

63 Director Biographies CATHY MARTINE Experience ▪ Experienced technology executive with 30+ years of experience at AT&T, most recently as President, National Business, leading the Company’s $25B Enterprise Business Services business ▪ Direct experience developing business solutions around data analytics, cyber security, enterprise risk management, virtual private networking, and Internet of Things ▪ Previously served on a portfolio company board, LegalShield, Inc., owned by MidOcean Partners LLP Director since 2020 RON MCCRAY Experience ▪ Former Vice President and Chief Administrative Officer Nike, Inc. from 2007 to 2009 ▪ Prior to joining Nike, had a twenty - year career at Kimberly - Clark Corporation, most recently as Senior Vice President, Law, Government Affairs & Chief Compliance Officer ▪ Currently serves on the Board of A.H. Belo, where he chairs the Audit Committee and serves on the Compensation and Nominating Committees ▪ Former director at Career Education Corporation, EveryWare Global, Kimberly - Clark de Mexico, and Knight - Ridder Director since 2020

64 Director Biographies SANDIP MUKERJEE President & CEO Experience ▪ Nearly 30 years of global experience in the wireless and telecom industry with a number of executive roles in business and strategy development, marketing, and general management ▪ Prior to joining Tessco, served three years as President of Nokia Software’s Global Professional and Consulting Services businesses ▪ Previously, spent ten years with Alcatel Lucent, starting as SVP of marketing and business development and finishing his tenure as President and General Manager of IP Platforms for the Americas Director since 2019 MORTON ZIFFERER Experience ▪ Owner, Chairman and CEO of New Standard Corporation, a privately held metal products manufacturing firm, since 1983. ▪ Mr. Zifferer and New Standard Corporation have partnered with several Fortune 500 companies to execute lean manufacturing techniques and sophisticated supply chain strategies and practices. Director since 1993 Committees: Audit (Chair and Audit Committee Financial Expert); Compensation

65 Timeline of Exit From Retail Business October 2018 Board discussed the possibility of exiting the Retail Business October 2019 Board discussed ongoing engagement with potential buyer (Bidder #1) February 2020 Signed LOI with Bidder #1 April 2020 Board approved Operating Plan which included projections for potential exit from Retail Business and what standalone (non - retail) business could look like post - exit June 2020 Board compared offers between Bidder #1 and Bidder #2 July 2020 Board approved LOI with Bidder #2 September 2020 Board reviewed various options, including transaction vs. liquidation October 2020 Board approved transaction by unanimous vote of Board members in attendance, including Mr. Barnhill

66 THANK YOU